UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  September 20, 2005
(Date of earliest event reported)


                    Wells Fargo Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

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
      Delaware                                             333-114847                          52-1972128
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(State or other jurisdiction of incorporation)        (Commission File No.)         (IRS Employer Identification No.)
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7430 New Technology Way, Frederick, Maryland                      21703
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Address of principal executive offices                          (Zip Code)

Registrant's Telephone Number, including area code  (301) 846-8881
                                                    ----------------------------

                 7485 New Horizon Way, Frederick, Maryland 21703
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.    Other Events

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Structural Term Sheets (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Citigroup Global Markets, Inc. which are hereby filed pursuant to such letters.

ITEM 9.01     Financial Statements and Exhibits

(c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99) Collateral Term Sheets and Structural Term Sheets prepared by Citigroup Global Markets, Inc. in connection with Wells Fargo Home Equity Trust, Asset Backed Certificates, Series 2005-2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION

September 20, 2005

                                   By:      /s/ Bradley A. Davis
                                          --------------------------------------
                                          Bradley A. Davis
                                          Vice President


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                                INDEX TO EXHIBITS
                                -----------------

                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets and                E
                        Structural Term Sheets
                        prepared by Citigroup Global
                        Markets, Inc. in connection
                        with Wells Fargo Home Equity
                        Trust, Asset Backed Certificates,
                        Series 2005-2